                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed registration Statements on Form S-8 (Registration Statement No. 33-99552).



                                        ARTHUR ANDERSEN LLP

Cleveland, Ohio,
April 30, 1997.